Exhibit 99.2

Financial Supplement

September 30, 2009

contact: William Pollett, Treasurer telephone: +1(441) 299 7576 email: bill.pollett@montpelierre.bm	This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This financial supplement contains forward-looking statements within the meaning of the United States (the “U.S.”) federal securities laws, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are not historical facts, including statements about our beliefs and expectations. These statements are based upon current plans, estimates and projections. Forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and various risk factors, many of which are outside our control, that could cause actual results to differ materially from such statements. See “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “SEC”). In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause our actual results, future dividends or future common share repurchases to differ include, but are not necessarily limited to: market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes, in particular catastrophes that are weather-related; the effectiveness of our loss limitation methods; our dependence on principal employees; our ability to execute the business plans of Syndicate 5151 and MUSIC effectively; increases in our general and administrative expenses due to new business ventures, which expenses may not be recoverable through additional profits; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market and our ability to capitalize on those opportunities; the sensitivity of our business to financial strength ratings established by independent rating agencies; the inherent uncertainty of our risk management process, which is subject to, among other things, industry loss estimates and estimates generated  by modeling techniques; the accuracy of estimates reported by cedants and brokers on pro-rata contracts and certain excess of loss contracts where a deposit or minimum premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic and financial market conditions; changes in and impact of governmental legislation or regulation, including changes in tax laws in the jurisdictions where we conduct business; our ability to assimilate effectively the additional regulatory issues created by our entry into new markets; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedants and other factors; the impact of terrorist activities on the economy; rating agency policies and practices; unexpected developments concerning the small number of insurance and reinsurance brokers upon whom we rely for a large portion of revenues; our dependence as a holding company upon dividends or distributions from our insurance and reinsurance operating subsidiaries; and the impact of foreign currency fluctuation.

We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

MONTPELIER RE HOLDINGS LTD. Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Premiums Written by Line of Business

5	Net Premiums Earned by Line of Business

6	Losses Paid to Incurred Analysis

7	Losses and Loss Ratios

8	Consolidated Investment Portfolio

9	Consolidated Investment Detail - Mortgage-Backed and Asset-Backed Securities

10	Consolidated Investment Detail - Corporate Bonds

11	Reinsurance Recoverable by Rating

12	Fully Converted Book Value Per Share

13	Basic and Diluted Earnings Per Share

14	Financial Measures Disclosures

MONTPELIER RE HOLDINGS LTD. Consolidated Financial Highlights (unaudited) $ in millions, except per share amounts

	Three months ended			Year-to-date
	September 30		% change	September 30		% change
	2009	2008	QTR	2009	2008	YTD

Highlights
Gross premiums written	$120.8	$103.0	17%	$555.8	$547.5	2%
Net premiums written	$106.3	$91.7	16%	$528.0	$467.7	13%
Net premiums earned	$143.6	$134.2	7%	$418.4	$393.7	6%
Net investment income	$20.2	$21.4	-6%	$59.7	$67.8	-12%
Operating income (loss)(1)	$62.2	$(54.6)	N/M	$177.7	$36.9	N/M
Net income (loss)	$147.5	$(142.2)	N/M	$358.8	$(97.8)	N/M
Comprehensive income (loss)	$147.2	$(142.0)	N/M	$360.8	$(99.6)	N/M
Total assets				$3,205.9	$3,097.8
Common shareholders’ equity				$1,722.2	$1,413.5
Per share data
Operating income (loss) per share (2)	$0.71	$(0.65)		$2.03	$0.43
Comprehensive income (loss) per share (2)	$1.68	$(1.69)		$4.13	$(1.15)
Fully converted book value per share (3)				$19.78	$16.61
Fully converted tangible book value per share (3)				$19.73	$16.56

Financial ratios
Loss and loss adjustment expense ratio:
Current year	42.5%	137.2%		41.2%	84.8%
Prior year	-13.5%	-17.3%		-12.3%	-18.3%
Loss and loss adjustment expense ratio	29.0%	119.9%		28.9%	66.5%
Acquisition costs ratio	12.1%	16.4%		14.5%	15.8%
General and administrative expense ratio	25.2%	13.3%		23.7%	18.2%
Combined ratio	66.3%	149.6%		67.1%	100.5%

Operating income / Avg shareholders’ equity	3.7%	-3.7%		11.6%	2.4%

Change in FCBVPS adj for dividends (4)	9.6%	-8.5%		25.5%	-5.8%

(1) Excludes net investment and foreign exchange gains and losses, income taxes, gain on early extinguishment of debt and extraordinary items.

(2) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(4) Change in FCBVPS adj for dividends represents the change in fully converted book value per share in the period adjusted for dividends declared.  See page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD. Summary Consolidated Balance Sheets (unaudited) in millions, except per share amounts

	Sept 30	June 30	Mar 31	Dec 31	Sept 30
	2009	2009	2009	2008	2008

ASSETS
Investments, cash and cash equivalents	$2,720.3	$2,597.6	$2,451.2	$2,365.2	$2,554.8
Premiums receivable	223.4	287.2	236.0	168.5	234.8
Deferred acquisition costs	45.0	46.7	39.2	28.4	38.8
Reinsurance recoverable on paid and unpaid losses	121.3	131.2	147.4	159.3	162.5
Unearned premium ceded	18.0	12.1	19.4	20.8	42.5
Other assets	77.9	69.3	65.6	55.4	64.4

Total Assets	$3,205.9	$3,144.1	$2,958.8	$2,797.6	$3,097.8

LIABILITIES
Loss and loss adjustment expense reserves	$719.0	$750.3	$778.5	$808.9	$931.6
Unearned premium	299.5	333.1	286.6	185.2	277.6
Debt	331.7	331.6	331.6	352.5	352.5
Other liabilities	133.5	132.1	124.8	93.4	122.6

Total Liabilities	1,483.7	1,547.1	1,521.5	1,440.0	1,684.3

SHAREHOLDERS’ EQUITY
Common shareholder’s equity	1,722.2	1,597.0	1,437.3	1,357.6	1,413.5

Total Liabilities and Shareholders’ Equity	$3,205.9	$3,144.1	$2,958.8	$2,797.6	$3,097.8

Fully converted book value per share (1)	$19.78	$18.12	$16.37	$15.94	$16.61

Fully converted tangible book value per share (1)	$19.73	$18.06	$16.31	$15.88	$16.56

(1) See Page 12 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD. Summary Consolidated Income Statements (unaudited) $ in millions, except per share amounts

						YTD	YTD
	Q3-09	Q2-09	Q1-09	Q4-08	Q3-08	2009	2008

Underwriting revenues
Gross premiums written	$120.8	$184.4	$250.6	$72.6	$103.0	$555.8	$547.5
Reinsurance premiums ceded	(14.5)	(0.5)	(12.8)	0.9	(11.3)	(27.8)	(79.8)
Net premiums written	106.3	183.9	237.8	73.5	91.7	528.0	467.7

Gross premiums earned	152.9	149.7	147.8	155.1	155.0	450.4	451.9
Earned reinsurance premiums ceded	(9.3)	(8.3)	(14.4)	(20.3)	(20.8)	(32.0)	(58.2)
Net premiums earned	143.6	141.4	133.4	134.8	134.2	418.4	393.7

Loss and loss adjustment expenses	(41.5)	(33.3)	(46.2)	(33.2)	(161.1)	(121.0)	(261.9)
Acquisition costs	(17.4)	(19.5)	(23.9)	(21.6)	(22.0)	(60.8)	(62.3)
General and administrative expenses	(36.2)	(34.2)	(28.7)	(30.7)	(17.7)	(99.1)	(71.3)
Underwriting income (loss)	48.5	54.4	34.6	49.3	(66.6)	137.5	(1.8)

Net investment income	20.2	20.5	19.0	18.6	21.4	59.7	67.8
Interest and other financing expenses	(6.6)	(6.7)	(6.5)	(6.6)	(6.4)	(19.8)	(20.2)
Other revenue (expense)	0.1	0.2	0.2	(0.9)	—	0.5	1.8
Other non-underwriting expenses	—	—	(0.2)	(3.1)	(3.0)	(0.2)	(8.8)
Net income attributable to noncontrolling interest in Blue Ocean	—	—	—	—	—	—	(1.9)
Operating income (loss) (1)	62.2	68.4	47.1	57.3	(54.6)	177.7	36.9

Net realized investment gains (losses)	4.9	7.4	(5.4)	(49.7)	(27.0)	6.9	(22.0)
Net unrealized investment gains (losses)	76.3	85.6	9.1	(62.2)	(48.0)	171.0	(109.2)
Gain on early extinguishment of debt	—	—	5.9	—	—	5.9	—
Net foreign exchange gains (losses)	6.1	(2.4)	(5.4)	7.9	(12.6)	(1.7)	(4.4)
Income tax benefit (provision)	(2.0)	—	1.0	(1.0)	—	(1.0)	(0.1)
Excess of fair value of acquired net assets over cost - Blue Ocean	—	—	—	—	—	—	1.0

Net income (loss) attributable to the Company	147.5	159.0	52.3	(47.7)	(142.2)	358.8	(97.8)

Other comprehensive income (loss) items	(0.3)	3.5	(1.2)	(3.6)	0.2	2.0	(1.8)

Comprehensive income (loss)	$147.2	$162.5	$51.1	$(51.3)	$(142.0)	$360.8	$(99.6)

Loss and loss adjustment expense ratio:
Current year	42.5%	35.8%	45.7%	48.6%	137.2%	41.2%	84.8%
Prior year	-13.5%	-12.2%	-11.0%	-23.9	-17.3%	-12.3%	-18.3%
Loss and loss adjustment expense ratio	29.0%	23.6%	34.7%	24.7%	119.9%	28.9%	66.5%
Acquisition costs ratio	12.1%	13.7%	17.9%	16.0%	16.4%	14.5%	15.8%
General and administrative expense ratio	25.2%	24.2%	21.5%	22.7%	13.3%	23.7%	18.2%
Combined ratio	66.3%	61.5%	74.1%	63.4%	149.6%	67.1%	100.5%

Operating income (loss) per share (1)	$0.71	$0.78	$0.55	$0.67	$(0.65)	$2.03	$0.43
Comprehensive income (loss) per share (1)	$1.68	$1.85	$0.59	$(0.61)	$(1.69)	$4.13	$(1.15)
Operating income (loss) / Avg shareholders’ equity	3.7%	4.5%	3.4%	4.1%	-3.7%	11.6%	2.4%
Comprehensive income (loss) / Avg shareholders’ equity	8.9%	10.7%	3.7%	-3.7%	-9.5%	23.6%	-6.4%

(1) See Page 13 for calculation and Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD. Net Premiums Written by Line of Business (unaudited) in millions

						YTD	YTD	Full Year
Net Premiums Written	Q3-09	Q2-09	Q1-09	Q4-08	Q3-08	2009	2008	2008

Bermuda
Property Catastrophe - Treaty Reinsurance	$28.4	$111.4	$102.5	$28.7	$36.5	$242.3	$244.6	$273.3
Property Specialty - Treaty Reinsurance	12.0	13.3	27.9	8.3	20.1	53.2	54.5	62.8
Other Specialty - Treaty Reinsurance	13.0	15.5	35.4	7.5	(0.8)	63.9	54.0	61.5
Property & Specialty Individual Risk	11.2	14.1	7.0	4.8	9.5	32.3	24.5	29.3
	$64.6	$154.3	$172.8	$49.3	$65.3	$391.7	$377.6	$426.9

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$3.1	$2.4	$24.8	$1.9	$3.1	$30.3	$27.5	$29.4
Property Specialty - Treaty Reinsurance	6.2	2.8	11.1	4.0	5.6	20.1	11.4	15.4
Other Specialty - Treaty Reinsurance	11.5	7.7	18.5	5.9	8.9	37.7	22.3	28.2
Property & Specialty Individual Risk	12.9	12.7	7.2	9.6	7.4	32.8	26.1	35.7
	$33.7	$25.6	$61.6	$21.4	$25.0	$120.9	$87.3	$108.7

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	8.0	4.0	3.4	2.8	1.4	15.4	2.8	5.6
	$8.0	$4.0	$3.4	$2.8	$1.4	$15.4	$2.8	$5.6

Consolidated Total NWP
Property Catastrophe - Treaty Reinsurance	$31.5	$113.8	$127.3	$30.6	$39.6	$272.6	$272.1	$302.7
Property Specialty - Treaty Reinsurance	18.2	16.1	39.0	12.3	25.7	73.3	65.9	78.2
Other Specialty - Treaty Reinsurance	24.5	23.2	53.9	13.4	8.1	101.6	76.3	89.7
Property & Specialty Individual Risk	32.1	30.8	17.6	17.2	18.3	80.5	53.4	70.6
	$106.3	$183.9	$237.8	$73.5	$91.7	$528.0	$467.7	$541.2

Reinstatements included in NWP	$3.0	$—	$0.2	$14.0	$7.9	$3.2	$7.2

Consolidated 12 Mo. Rolling NWP	$601.5	$586.9	$556.9	$541.2	$542.2

MONTPELIER RE HOLDINGS LTD. Net Premiums Earned by Line of Business (unaudited) in millions

						YTD	YTD	Full Year
Net Premiums Earned	Q3-09	Q2-09	Q1-09	Q4-08	Q3-08	2009	2008	2008

Bermuda
Property Catastrophe - Treaty Reinsurance	$66.7	$59.6	$57.5	$78.1	$72.1	$183.8	$202.0	$280.1
Property Specialty - Treaty Reinsurance	12.7	17.6	22.1	14.2	18.0	52.4	55.8	70.0
Other Specialty - Treaty Reinsurance	17.7	19.6	19.5	13.1	17.3	56.8	64.1	77.2
Property & Specialty Individual Risk	9.5	7.5	7.9	8.8	8.1	24.9	26.7	35.5
	$106.6	$104.3	$107.0	$114.2	$115.5	$317.9	$348.6	$462.8

Syndicate 5151
Property Catastrophe - Treaty Reinsurance	$10.2	$8.5	$7.0	$4.6	$6.6	$25.7	$18.5	$23.1
Property Specialty - Treaty Reinsurance	6.9	10.2	5.1	4.4	2.2	22.2	4.2	8.6
Other Specialty - Treaty Reinsurance	6.3	5.9	5.6	3.0	1.7	17.8	4.1	7.1
Property & Specialty Individual Risk	9.6	9.6	7.0	7.4	7.6	26.2	17.4	24.8
	$33.0	$34.2	$24.7	$19.4	$18.1	$91.9	$44.2	$63.6

MUSIC
Property Catastrophe - Treaty Reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Property Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Other Specialty - Treaty Reinsurance	—	—	—	—	—	—	—	—
Property & Specialty Individual Risk	4.0	2.9	1.7	1.2	0.6	8.6	0.9	2.1
	$4.0	$2.9	$1.7	$1.2	$0.6	$8.6	$0.9	$2.1

Consolidated Total NPE
Property Catastrophe - Treaty Reinsurance	$76.9	$68.1	$64.5	$82.7	$78.7	$209.5	$220.5	$303.2
Property Specialty - Treaty Reinsurance	19.6	27.8	27.2	18.6	20.2	74.6	60.0	78.6
Other Specialty - Treaty Reinsurance	24.0	25.5	25.1	16.1	19.0	74.6	68.2	84.3
Property & Specialty Individual Risk	23.1	20.0	16.6	17.4	16.3	59.7	45.0	62.4
	$143.6	$141.4	$133.4	$134.8	$134.2	$418.4	$393.7	$528.5

Reinstatements included in NPE	$3.0	$—	$0.2	$14.0	$7.9	$0.2	$(0.7)	$

Consolidated 12 Mo. Rolling NPE	$553.2	$543.8	$521.6	$528.5	$540.7

MONTPELIER RE HOLDINGS LTD. Losses Paid to Incurred Analysis (unaudited) in millions

	Three months ended September 30, 2009			Three months ended September 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$750.3	$88.2	$662.1	$828.2	$130.4	$697.8

Losses incurred:
Current year	63.4	2.5	60.9	196.6	12.4	184.2
Prior years	(24.9)	(5.5)	(19.4)	(30.4)	(7.3)	(23.1)
Total losses incurred	38.5	(3.0)	41.5	166.2	5.1	161.1

Net impact of foreign currency movements	(0.4)	—	(0.4)	—	—	—

Paid losses:
Current year	12.1	1.2	10.9	19.4	0.2	19.2
Prior years	57.3	5.3	52.0	43.4	7.2	36.2
Total paid losses	69.4	6.5	62.9	62.8	7.4	55.4

Reserve for losses, end of period	$719.0	$78.7	$640.3	$931.6	$128.1	$803.5

	Nine Months Ended September 30, 2009			Nine Months Ended September 30, 2008
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses, beginning of period	$808.9	$122.9	$686.0	$860.7	$152.5	$708.2

Losses incurred:
Current year	177.2	4.8	172.4	365.2	31.4	333.8
Prior years	(82.0)	(30.6)	(51.4)	(81.2)	(9.3)	(71.9)
Total losses incurred	95.2	(25.8)	121.0	284.0	22.1	261.9

Net impact of foreign currency movements	(0.7)	—	(0.7)	—	—	—

Paid losses:
Current year	16.7	1.4	15.3	22.7	0.3	22.4
Prior years	167.7	17.0	150.7	190.4	46.2	144.2
Total paid losses	184.4	18.4	166.0	213.1	46.5	166.6

Reserve for losses, end of period	$719.0	$78.7	$640.3	$931.6	$128.1	$803.5

MONTPELIER RE HOLDINGS LTD. Losses and Loss Ratios (unaudited) $ in millions

	Q3-09	Q2-09	Q1-09	Q4-08	Q3-08
TOTAL

Net reserves: start	$662.1	$672.6	$686.0	$803.5	$697.8
Change in prior AY	(19.4)	(17.3)	(14.7)	(32.2)	(23.1)
Paid losses	(62.9)	(44.1)	(59.0)	(151.3)	(55.4)
Current yr. incurred losses	60.9	50.6	60.9	65.4	184.2
Net impact of foreign currency	(0.4)	0.3	(0.6)	0.6	—
Net reserves: end	$640.3	$662.1	$672.6	$686.0	$803.5

IBNR	$402.9	$405.9	$383.1	$369.9	$507.2

Net earned premium	$143.6	$141.4	$133.4	$134.8	$134.2

Net loss ratio	29.0%	23.6%	34.7%	24.7%	119.9%
Net loss ratio excl. prior AY adjusts.	42.5%	35.8%	45.7%	48.5%	137.3%
Prior AY adjusts.	-13.5%	-12.2%	-11.0%	-23.9%	-17.3%

IBNR as a % of net reserves	63%	61%	57%	54%	63%

MONTPELIER RE HOLDINGS LTD. Consolidated Investment Portfolio (unaudited) $ in millions

	September 30, 2009				June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008
	Amortized	Gain	Fair		Fair		Fair		Fair		Fair
	Cost	(Loss)	Value	%	Value	%	Value	%	Value	%	Value	%
Composition:

Fixed maturities	$2,181.7	46.7	$2,228.4	81%	$2,086.5	80%	$1,828.5	75%	$1,706.6	73%	$1,520.9	59%
Equity securities	145.6	10.8	156.4	6%	173.3	7%	202.5	8%	242.3	10%	258.6	10%
Other investments	86.4	(0.9)	85.5	3%	79.1	3%	135.9	6%	148.3	6%	195.5	8%
Cash equivalents	71.7	—	71.7	3%	26.6	1%	79.0	3%	48.4	2%	349.0	14%
Cash and restricted cash	178.3	—	178.3	7%	232.1	9%	205.2	8%	219.6	9%	230.8	9%
Total investments and cash	$2,663.7	56.6	$2,720.3	100%	$2,597.6	100%	$2,451.1	100%	$2,365.2	100%	$2,554.8	100%

Fixed maturities allocation:

Mortgage-backed and asset-backed securities (1)	$828.0	0.8	$828.8	38%	$762.6	37%	$688.4	38%	$599.2	35%	$601.6	40%
Government & government-sponsored entities	740.6	4.5	745.1	33%	671.0	32%	542.8	30%	554.9	33%	459.9	30%
Corporate bonds (2)	589.0	40.7	629.7	28%	628.3	30%	557.4	30%	460.4	27%	416.1	27%
Municipal bonds	24.1	0.7	24.8	1%	24.6	1%	39.9	2%	92.1	5%	43.3	3%
Total fixed maturities	$2,181.7	46.7	$2,228.4	100%	$2,086.5	100%	$1,828.5	100%	$1,706.6	100%	$1,520.9	100%

Other investments:

Limited partnership interests and private investment funds	$59.8	(2.6)	$57.2	67%	$54.6	69%	$54.1	40%	$63.4	43%	$102.2	53%
Catastrophe bonds	—	—	—	—%	—	—%	57.0	42%	60.9	41%	69.0	35%
Symetra Financial (private placement)	20.0	4.1	24.1	28%	23.4	30%	23.0	17%	23.2	15%	20.5	10%
Derivative instruments	6.6	(2.4)	4.2	5%	1.1	1%	1.8	1%	0.8	1%	3.8	2%
Total other investments	$86.4	(0.9)	$85.5	100%	$79.1	100%	$135.9	100%	$148.3	100%	$195.5	100%

Total investment return:

Net investment income			$20.2		$20.5		$19.0		$18.6		$21.4
Net realized investment gains (losses)			4.9		7.4		(5.4)		(49.7)		(27.0)
Net unrealized investment gains (losses)			76.3		85.6		9.1		(62.2)		(48.0)
Net derivative investment and FX gains (losses)			6.1		(3.2)		(3.4)		7.9		(10.4)
Change in value of Symetra Financial			0.7		0.4		(0.2)		2.6		0.4
Total investment return			$108.2		$110.7		$19.1		$(82.8)		$(63.6)

Total quarterly return on average fair value %			4.0%		4.4%		0.6%		-3.5%		-2.3%

Average yield to worst of fixed maturities and cash equivalents			3.8%		4.4%		4.8%		5.1%		5.7%
Average duration of fixed maturities, cash and cash equivalents			2.0 years		2.1 years		1.6 years		1.7 years		1.4 years
Average credit quality of fixed maturities and cash equivalents			AA+		AA+		AA+		AA+		AA+
Average duration of fixed maturities			2.4 years		2.5 years		1.9 years		2.3 years

(1)     See Page 9 for additional detail regarding our investments in mortgage-backed and asset-backed securities.

(2)     Corporate bonds includes bank loans.  See page 10 for additional details.

MONTPELIER RE HOLDINGS LTD. Consolidated Investment Detail Mortgage-Backed and Asset-Backed Securities (unaudited) $ in millions

At September 30, 2009

					Option		Fair Value
	Amortized	Fair	Gain		Adjusted	Average			Insurance (1)
Mortgage-backed and asset-backed securities	Cost	Value	(Loss)	Rating	Duration	Life	Subprime	Alt-A	wrapped

Residential-Mortgage Backed:

GNMA	$54.0	$56.7	$2.7	AAA
FNMA	86.2	88.3	2.1	AAA
Freddie Mac	84.3	85.4	1.1	AAA
Total Residential Mortgage-Backed	$224.5	$230.4	$5.9	AAA	2.6	3.4

Collateralized Residential Mortgage Obligations:

GNMA	$93.3	$93.9	$0.6	AAA
FNMA	105.6	107.2	1.6	AAA
Freddie Mac	145.3	150.1	4.8	AAA
Total agency CMOs	344.2	351.2	7.0

Non-agency CMOs	15.4	15.1	(0.3)	AAA				$8.1
Non-agency CMOs	5.0	5.0	—	AA
Non-agency CMOs	1.6	1.6	—	A
Non-agency CMOs	18.0	16.9	(1.1)	BBB
Non-agency CMOs	16.0	14.0	(2.0)	B
Non-agency CMOs	8.1	7.4	(0.7)	CCC				4.6
Non-agency CMOs	0.1	0.1	0.0	D
Total Non-agency CMOs	64.2	60.1	(4.1)

Total Collateralized Residential Mortgage Obligations	$408.4	$411.3	$2.9	AA+	1.3	1.9	—	$12.7	—

Asset-Backed Securities:

Credit card	$42.8	$43.8	1.0	AAA
Auto	7.7	7.9	0.2	AAA
Auto	11.4	11.9	0.5	AA-
Auto	17.8	17.7	(0.1)	BBB-					$17.7
Auto	5.0	5.0	—	BB-					4.9
Home Equity	7.3	7.0	(0.3)	AAA			$16.2
Home Equity	9.4	9.1	(0.3)	AA
Home Equity	0.7	0.5	(0.2)	CCC			0.5
Home Equity	1.0	0.1	(0.9)	C			0.0
Equipment	2.8	2.8	—	AAA
Equipment	9.7	8.3	(1.4)	BBB-					8.3
Commercial Mortgage Backed Securities	75.1	69.5	(5.6)	AAA
Miscellaneous	4.4	3.5	(0.9)	BBB-					3.5

Total Asset-Backed Securities	$195.1	$187.1	$(8.0)	AA	1.2	1.7	$16.7	$—	$34.4

Total Mortgage-Backed and Asset-Backed Securities	$828.0	$828.8	$0.8				$16.7	$12.7	$34.4

(1) We estimate that our insurance wrapped investments at September 30, 2009 would be BBB- or better, if they were rated, excluding the effects of financial guarantee enhancements.

MONTPELIER RE HOLDINGS LTD. Consolidated Investment Detail - Corporate Bonds (unaudited) in millions

At September 30, 2009

Corporate Bonds - Quality:

				Option
				Adjusted
	Amortized	Fair	Gain	Duration
	Cost	Value	(Loss)	(Years)

AAA	$11.3	$11.3	$—	1.8
AA	49.7	52.3	2.6	4.1
A	267.4	281.7	14.3	2.9
BBB	160.6	178.6	18.0	5.8
Below BBB	94.5	100.1	5.6	2.1
Not Rated	5.5	5.7	0.2	3.0
Total Corporate Bonds	$589.0	$629.7	$40.7	3.7

Corporate Bonds - Top Ten Holdings:

				% of
	Amortized	Fair	Gain	Total Corp.
	Cost	Value	(Loss)	Bonds	Rating

HSBC Holdings	$22.2	$22.7	$0.5	4%
ConocoPhillips	19.6	20.7	1.1	3%
BA Covered Bond issuer	16.0	16.5	0.5	3%
Citigroup	14.7	15.8	1.1	3%
Wachovia Bank	14.6	15.2	0.6	2%
BP Capital	13.7	14.4	0.7	2%
Verizon Communications Inc	13.3	14.3	1.0	2%
General Electric	13.1	14.2	1.1	2%
Morgan Stanley	12.9	13.3	0.4	2%
Wyeth	12.4	12.9	0.5	2%
Total	$152.5	$160.0	$7.5	25%

Corporate Bonds -  By Sector:

	Amortized	Fair	Gain	Average
	Cost	Value	(Loss)	Life

Industrial	$300.9	$326.8	25.9	6.5
Financial	199.3	213.2	13.9	4.1
Utility	35.4	37.3	1.9	8.4
All Others	53.4	52.4	(1.0)	4.8
Total	$589.0	$629.7	$40.7	5.6

MONTPELIER RE HOLDINGS LTD. Reinsurance Recoverable by Rating (unaudited) $ in millions

The A.M. Best ratings of our reinsurers related to reinsurance recoverable on paid and unpaid losses as of the dates presented are as follows:

	Sept 30		Jun 30		Mar 31		Dec 31		Sept 30
	2009		2009		2009		2008		2008

Reinsurance recoverable on paid losses

A++	—	—%	$—	—%	$33.5	81%	$29.3	81%	$25.8	75%
A+	39.9	94	36.6	86	1.7	4	0.5	1	0.5	1
A	1.9	4	0.5	1	0.7	2	0.8	2	3.1	9
A-	0.8	2	5.7	13	5.6	13	5.8	16	5.0	15
Unrated (1)	—	—	0.2	—	—	—	—	—	—	—
Recoverable under MUSIC guarantee (2)	—	—	—	—	—	—	—	—	—	—

	42.6	100%	$43.0	100%	$41.5	100%	$36.4	100%	$34.4	100%

Reinsurance recoverable on unpaid losses

A++	0.7	1%	$1.5	2%	$23.8	23%	$27.9	23%	$35.8	28%
A+	31.9	40	35.4	40	17.2	16	17.9	15	19.0	15
A	33.6	43	36.5	40	37.4	36	38.6	30	49.6	38
A-	2.6	3	3.1	4	6.7	6	8.1	7	12.2	10
Unrated (1)	3.1	4	3.1	4	11.9	11	21.6	18	—	—
Recoverable under MUSIC guarantee (2)	6.8	9	8.6	10	8.9	8	8.8	7	11.5	9

	78.7	100%	$88.2	100%	$105.9	100%	$122.9	100%	$128.1	100%

Total reinsurance recoverable

A++	0.7	1%	$1.5	1%	$57.3	39%	$57.2	35%	$61.6	38%
A+	71.8	58	72.0	54	18.9	13	18.4	12	19.5	12
A	35.5	29	37.0	28	38.1	26	39.4	24	52.7	32
A-	3.4	3	8.8	7	12.3	8	13.9	9	17.2	11
Unrated (1)	3.1	3	3.3	3	11.9	8	21.6	14	—	—
Recoverable under MUSIC guarantee (2)	6.8	6	8.6	7	8.9	6	8.8	6	11.5	7

	121.3	100%	$131.2	100%	$147.4	100%	$159.3	100%	$162.5	100%

(1) Obligation either fully collateralized or contract commutation is being explored.

(2) In support of MUSIC’s remaining loss reserves acquired in 2007, MUSIC benefits from a trust deposit maintained by the seller and reinsurance from third party reinsurers (each rated A- or better) which collectively exceeded the $6.8 million in remaining reserves at September 30, 2009.  In addition, MUSIC has a full indemnification from the seller covering any adverse development from its past business.

MONTPELIER RE HOLDINGS LTD. Fully Converted Book Value Per Share (unaudited) $ in millions, except per share amounts

	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2009	2009	2009	2008	2008

Numerator

Book value per share and fully converted book value per share numerator (common shareholders’ equity)	$1,722.2	$1,597.0	$1,437.3	$1,357.6	$1,413.5

Intangible asset	(4.8)	(4.8)	(4.8)	(4.8)	(4.8)

Fully converted tangible book value per share numerator	$1,717.4	$1,592.2	$1,432.5	$1,352.8	$1,408.7

Denominator (in shares)

Common shares outstanding	85,208,223	86,383,542	86,329,283	91,826,704	91,491,059
Less: common shares subject to share issuance agreement (1)	—	—	—	(7,920,000)	(7,920,000)

Book value per share denominator	85,208,223	86,383,542	86,329,283	83,906,704	83,571,059

Dilutive effect of share based obligations under benefit plans	1,841,469	1,764,763	1,487,195	1,281,619	1,501,598

Fully converted book value per share and fully converted tangible book value per share denominator	87,049,692	88,148,305	87,816,478	85,188,323	85,072,657

Book value per share	$20.21	$18.49	$16.65	$16.18	$16.91

Fully converted book value per share	$19.78	$18.12	$16.37	$15.94	$16.61

Fully converted tangible book value per share	$19.73	$18.06	$16.31	$15.88	$16.56

Dividend per common share	$0.075	$0.075	$0.075	$0.075	$0.075
Change in FCBVPS (2) Quarter	9.2%	10.7%	2.7%	-4.0%	-9.0%
Change in FCBVPS adj for dividends (3) Quarter	9.6%	11.1%	3.2%	-3.6%	-8.5%
Change in FCBVPS adj for dividends (3) Rolling 12 months	21.0%	0.9%	-6.2%	-9.2%	-0.7%
Annualized Change in FCBVPS adj for dividends (3) Since inception	9.6%

(1) The share issuance agreement was terminated on February 27, 2009.

(2) FCBVPS = Fully converted book value per share.  See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

(3) Change in FCBVPS adj for dividends represents the change in fully converted book value per share in the period adjusted for dividends declared. See Page 14 for a discussion of our use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD. Basic and Diluted Earnings Per Share (unaudited) $ in millions, except per share amounts

						YTD	YTD
	Q3-09	Q2-09	Q1-09	Q4-08	Q3-08	2009	2008

Numerator
Operating income (loss) (1)	$62.2	$68.4	$47.1	$57.3	$(54.6)	$177.7	$36.9
Adjustment to operating income related to participating securities	(1.3)	(1.2)	(0.7)	(0.6)	—	(3.2)	—

Operating income per share numerator	$60.9	$67.2	$46.4	$56.7	$(54.6)	$174.5	$36.9

Net investment and foreign exchange gains and losses and income taxes	85.3	90.6	(0.7)	(105.0)	(87.6)	175.2	(135.7)
Gain on early extinguishment of debt	—	—	5.9	—	—	5.9	—
Excess of fair value of acquired net assets over cost - Blue Ocean	—	—	—	—	—	—	1.0
Adjustment to net income related to participating securities	(1.6)	(1.6)	(0.1)	0.6	—	(3.3)	—

Earnings per share numerator	$144.6	$156.2	$51.5	$(47.7)	$(142.2)	$352.3	$(97.8)

Other comprehensive income (loss) items	(0.3)	3.5	(1.2)	(3.6)	0.2	2.0	(1.8)

Comprehensive income (loss) per share numerator	$144.3	$159.7	$50.3	$(51.3)	$(142.0)	$354.3	$(99.6)

Denominator
Average common shares outstanding	85,991,769	86,365,456	90,275,950	91,574,970	91,659,210	87,544,391	94,659,885
Less: average common shares subject to the share issuance agreement	—	—	(5,280,000)	(7,920,000)	(7,920,000)	(1,760,000)	(7,920,000)
Adjusted average common shares outstanding	85,991,769	86,365,456	84,995,950	83,654,970	83,739,210	85,784,391	86,739,885

Average vested participating securities	—	—	—	457,288	444,166	—	838,281

Per share denominator	85,991,769	86,365,456	84,995,950	84,112,258	84,183,376	85,784,391	87,578,166

Operating income (loss) per share (1)	$0.71	$0.78	$0.55	$0.67	$(0.65)	$2.03	$0.43
Earnings (loss) per share	$1.68	$1.81	$0.61	$(0.57)	$(1.69)	$4.11	$(1.13)
Comprehensive income (loss) per share	$1.68	$1.85	$0.59	$(0.61)	$(1.69)	$4.13	$(1.15)

(1) Excludes net investment and foreign exchange gains and losses, income taxes, early extinguishment of debt and extraordinary gains.  See Page 14 for a discussion of the use of certain Financial Measures Disclosures.

MONTPELIER RE HOLDINGS LTD. Financial Measures Disclosures

Financial Measures Disclosures

In presenting our results, we have included and discussed certain financial measures.  These measures are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing operating income (loss), which is net income (loss) excluding net investment and foreign exchange gains and losses, income taxes, gain on early extinguishment of debt and extraordinary gains, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company’s performance. These measures focus on the underlying fundamentals of our operations without the influence of realized and unrealized gains (losses) from investments, which is driven by the timing of the disposition of investments and the change in our investments’ market value and not by our operating performance, foreign exchange movements, income taxes or non-recurring transactions, which are unrelated to our underlying business. We believe that analysts and certain rating agencies who evaluate us exclude these items from their analysis for the same reasons.

This financial supplement also contains presentations of “book value per share”, “fully converted book value per share” and “fully converted tangible book value per share”. These calculations are based on total shareholders’ equity (as adjusted in certain circumstances as indicated on page 12) divided by our common shares outstanding in the case of “book value per share” and by the sum of our common shares and dilutive common share equivalents outstanding (assuming their issuance) in the case of “fully converted book value per share” and “fully converted tangible book value per share”. The Company believes that these measures, in particular “fully converted book value per share”,  reflect the value attributable to a common share and are of interest to both our shareholders and the investment community.

This financial supplement also contains the presentation of “change in fully converted book value adjusted for dividends”. This calculation represents the change in fully converted book value per share in the period adjusted for dividends declared. We believe that this measure accurately reflects the return provided to our shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.